EXHIBIT 99.8

Form D - Notice of Sale of Securities Pursuant to Regulation D, Section 4(6), and/or Uniform Limited Offering Exemption - V-Twin Acquisitions Exchange Offering. Attached hereto.

FORM D                                      --------------------------
                                                   OMB APPROVAL
                                            --------------------------
                                            OMB Number:      3235-0076
                                            Expires:   August 31, 1998
                                            Estimated average burden
                                            hours per response...16.00
                                            --------------------------
                                             ------------------------
                                                    SEC USE ONLY
                                             ------------------------
                                                Prefix      Serial
                                             ------------------------
                                                   DATE RECEIVED
                                             ------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                     FORM D

                          NOTICE OF SALE OF SECURITIES
                           PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION

--------------------------------------------------------------------------------
Name of Offering   ([ ] check if this is an amendment and name has changed, and indicate change.)

V-TWIN ACQUISITIONS EXCHANGE OFFERING
--------------------------------------------------------------------------------
Filing Under (Check box(es) that apply): [X] Rule 504     [ ] Rule 505
                                         [ ] Rule 506     [ ] Section 4(6)
                                         [ ] ULOE

Type of Filing:   [X] New Filing   [ ] Amendment
--------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
1. Enter the information requested about the issuer
--------------------------------------------------------------------------------
Name of Issuer   ([ ] check if this is an amendment and name has changed, and indicate change.)

V-TWIN ACQUISITIONS, INC.
--------------------------------------------------------------------------------


Address of Executive Offices      (Number and Street, City, State, Zip Code)          Telephone Number (Including Area Code)
              1707 H ST. NW  #200 WASH, DC  20006                                     (703)  437 9886
----------------------------------------------------------------------------------------------------------------------------
Address of Principal Business Operations (Number and Street, City, State, Zip Code)   Telephone Number (Including Area Code)
(if different from Executive Offices)
----------------------------------------------------------------------------------------------------------------------------

Brief Description of Business  TO ACQUIRE ASSETS OF MOTORCYCLE DEALERSHIPS IN
  THE DISTRICT OF COLUMBIA METROPOLITAN AREA AND TO BE IN BUSINESS FOR PECUNIARY GAIN.

----------------------------------------------------------------------------------------------------------------------------
Type of Business Organization
  [X] corporation                     [ ] limited partnership, already formed           [ ] other (pleased specify):
  [ ] business trust                  [ ] limited partnership, to be formed
-----------------------------------------------------------------------------------------------------------------------------
                                                           Month    Year
                                                          -------  -------
Actual or Estimated Date of Incorporation or Organization:  07       98      [XX] Actual   [ ] Estimated
Jurisdiction of Incorporation or Organization:   (Enter two-letter U.S. Postal Service
                                                 abbreviation for State:
                                                 CN for Canada; FN for other foreign
                                                 jurisdiction)                                        [D][C]

================================================================================
GENERAL INSTRUCTIONS

FEDERAL:
Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee:  There is no federal filing fee.

STATE:
This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted
ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

---------------------------------ATTENTION--------------------------------------
FAILURE TO FILE NOTICE IN THE APPROPRIATE STATES WILL NOT RESULT IN A LOSS OF THE FEDERAL EXEMPTION. CONVERSELY, FAILURE TO FILE THE APPROPRIATE FEDERAL NOTICE WILL NOT RESULT IN A LOSS OF AN AVAILABLE STATE EXEMPTION UNLESS SUCH EXEMPTION IS PREDICATED ON THE FILING OF A FEDERAL NOTICE.
--------------------------------------------------------------------------------

     POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
     INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                                                          SEC 1972(2-97)  1 OF 8

--------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
2. Enter the information requested for the following:

   - Each promoter of the issuer, if the issuer has been organized within the past five years;

   - Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

   - Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

   - Each general and managing partner of partnership issuers.
--------------------------------------------------------------------------------
Check Box(es) that Apply:  [ ] Promoter   [X] Beneficial Owner
                           [X] Executive Officer
                           [X] Director   [ ] General and/or
                               Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

SCHWARTZBECK, THEODORE L.
--------------------------------------------------------------------------------
Business or Residence Address  (Number and Street, City, State, Zip Code)

1707 H St. NW #200  WASHINGTON DC  20006
--------------------------------------------------------------------------------
Check Box(es) that Apply:  [ ] Promoter   [X] Beneficial Owner
                           [X] Executive Officer
                           [X] Director   [ ] General and/or
                                              Managing Partner
--------------------------------------------------------------------------------
Full Name ( Last name first, if individual)
PIGNATELLO, ANTHONY J.
--------------------------------------------------------------------------------
Business or Residence Address  (Number and Street, City, State, Zip Code)
1707 H ST., NW #200 WASHINGTON DC 20006
--------------------------------------------------------------------------------
Check Box(es) that Apply:  [ ] Promoter   [ ] Beneficial Owner
                           [ ] Executive Officer
                           [ ] Director   [ ] General and/or
                                              Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address  (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Check Box(es) that Apply:  [ ] Promoter   [ ] Beneficial Owner
                           [ ] Executive Officer
                           [ ] Director   [ ] General and/or
                                              Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address  (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Check Box(es) that Apply:  [ ] Promoter   [ ] Beneficial Owner
                           [ ] Executive Officer
                           [ ] Director   [ ] General and/or
                                              Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address  (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Check Box(es) that Apply:  [ ] Promoter   [ ] Beneficial Owner
                           [ ] Executive Officer
                           [ ] Director   [ ] General and/or
                                              Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address  (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
       (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)


                                     2 of 8

--------------------------------------------------------------------------------
                         B. INFORMATION ABOUT OFFERING
--------------------------------------------------------------------------------

    1.  Has the issuer sold, or does the issuer intend to sell, to     Yes   No
        non-accredited investors in this offering?...................  [ ]   [X]
               Answer also in Appendix, Column 2, if filing under ULOE.
    2.  What is the minimum investment that will be accepted from any
        individual?      SHARE EXCHANGE
                    ..................................................  1 share
                                                                        -------

    3.  Does the offering permit joint ownership of a single unit?     Yes   No
                                                                       [X]   [ ]

    4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only..

--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

   NO COMMISSIONS WILL BE OR HAVE BEEN GIVEN, DIRECTLY OR INDIRECTLY,
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

IN CONNECTION WITH THIS EXCHANGE OFFERING.
--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

   (Check "All States" or check individual States)..............  [ ] All States

   [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [XX] [FL] [GA] [HI] [ID]
   [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
   [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
   [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

   (Check "All States" or check individual States)..............  [ ] All States
   [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
   [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
   [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
   [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

   (Check "All States" or check individual States)..............  [ ] All States
   [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
   [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
   [MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
   [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
       (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

                                     3 of 8

--------------------------------------------------------------------------------
      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------

 1.  Enter the aggregate offering price of
     securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box [X] and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

         Type of Security                          Aggregate   Amount Already
                                                Offering Price    EXCHANGED

         Debt .................................  $              $
                                                  ----------     ----------
         Equity        1 for 1 exchange
               ................................  $              $ 780,970 shares
                                                  ----------     ----------

                   [x] Common   [ ] Preferred

         Convertible Securities (including
         warrants).............................  $              $
                                                  ----------     ----------

         Partnership Interests ................  $              $
                                                  ----------     ----------

         Other (Specify                  ) ....  $              $
                        -----------------         ----------     ----------

            Total .............................  $              $
                                                  ----------     ----------

                Answer also in Appendix, Column 3, if filing under ULOE.

 2.  Enter the number of accredited and
     non-accredited investors who have purchased
     securities in this offering and the
     aggregate dollar amounts of their purchases.
     For offerings under Rule 504, indicate the
     number of persons who have purchased
     securities and the aggregate dollar amount
     of their purchases on the total lines. Enter
     "0" if answer is "none" or "zero."                          Aggregate
                                                    Number        Amount
                                                   Investors     EXCHANGED

         Accredited Investors ....................             $
                                                   ----------   ----------
                                                    323        $ 780,970 shares
         Non-accredited Investors ................ ----------   ----------

            Total (for filings under Rule 504                  $
              only) .............................. ----------   ----------

                Answer also in Appendix, Column 4, if filing under ULOE.

 3.  If this filing is for an offering under Rule
     504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering.
     Classify securities by type listed in Part C
     - Question 1.

                                                        Type of      Amount
         Type of offering                               Security    EXCHANGED

         Rule 505 .................................               $
                                                       ----------  ----------

         Regulation A .............................               $
                                                       ----------  ----------

         Rule 504 .................................      COMMON   $  780,970
                                                       ----------  ----------

            Total .................................               $
                                                       ----------  ----------

 4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

       Transfer Agent's Fees .................................  [ ] $  5,000
                                                                     --------

       Printing and Engraving Costs ..........................  [ ] $  3,000
                                                                     --------

       Legal Fees ............................................  [ ] $  2,000
                                                                     --------

       Accounting Fees .......................................  [ ] $  2,000
                                                                     --------

       Engineering Fees ......................................  [ ] $
                                                                     --------

       Sales Commissions (specify finders' fees separately) ..  [ ] $ - 0 -
                                                                     --------

       Other Expenses (identify)                          ....  [ ] $
                                                                     --------

          Total ..............................................  [ ] $ 12,000
                                                                     --------



                                     4 of 8

--------------------------------------------------------------------------------
      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------


       b.  Enter the difference between the aggregate offering
       price given in response to Part C - Question 1 and total
       expenses furnished in response to Part C - Question 4.a.
       This difference is the "adjusted gross proceeds to the                                         ($12,000)
       issuer." ...............................................                                       ----------

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                                               Payments to
                                                                                Officers,
                                                                               Directors, &           Payments To
                                                                                Affiliates              Others

            Salaries and fees ....................................        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Purchase of real estate ..............................        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Purchase, rental or leasing and installation of
            machinery and equipment ..............................        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Construction or leasing of plant buildings and
            facilities ...........................................        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Acquisition of other businesses (including the
            value of securities involved in this offering
            that may be used in exchange for the assets or
            securities of another issuer pursuant to a
            merger) ..............................................        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Repayment of indebtedness ............................        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Working capital ......................................        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Other (specify): FEES ASSOCIATED WITH SHARES EXCHANGED        [ ]  $                 [ ]  $XXXXXX
                             -------------------------------------              ----------             ----------
                                                                                                       12,000
            ------------------------------------------------------

            ------------------------------------------ ...........        [ ]  $                 [ ]  $
                                                                                ----------             ----------

            Column Totals ........................................        [ ]  $                 [ ]  $12,000
                                                                                ----------             ----------

            Total Payments Listed (column totals added) .........                    [ ]  $12,000
                                                                                           ----------

-----------------------------------------------------------------------------------------------------------------
                                          D. FEDERAL SIGNATURE
-----------------------------------------------------------------------------------------------------------------

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S.
Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

-----------------------------------------------------------------------------------------------------------------
Issuer (Print or Type)                              Signature                              Date

V_TWIN ACQUISITIONS, INC.                           /s/ A. JAY PIGNATELLO                  2-15-99
-----------------------------------------------------------------------------------------------------------------
Name of Signer (Print or Type)                      Title of Signer (Print or Type)

A. JAY PIGNATELLO                                      DIRECTOR, SECRETARY
-----------------------------------------------------------------------------------------------------------------




                         ----------------------------- ATTENTION ---------------------------
                          INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL
                                      CRIMINAL VIOLATIONS. (SEE 18 U.S.C. 1001.)
                         -------------------------------------------------------------------


                                     5 of 8

--------------------------------------------------------------------------------
                               E. STATE SIGNATURE
--------------------------------------------------------------------------------

  1.     Is any party described in 17 CFR 230.252(c), (d), (e) or (f) presently subject to any of the
         disqualification provisions of such rule?....................................................  Yes   No
                                                                                                        [ ]   [X]

                                   See Appendix, Column 5, for state response.

  2.     The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239.500) at such times as required by state law.

  3.     The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

  4.     The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

-----------------------------------------------------------------------------------------------------------------
Issuer (Print or Type)                              Signature                             Date

V-TWIN ACQUISITIONS, INC.                           /s/ A. JAY PIGNATELLO                 2-15-99
-----------------------------------------------------------------------------------------------------------------
Name (Print or Type)                                Title (Print or Type)

   A. JAY PIGNATELLO                                  DIRECTOR, SECRETARY
-----------------------------------------------------------------------------------------------------------------







Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form.
One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.



                                     6 of 8

-------------------------------------------------------------------------------------------------------------------------------
                                                         APPENDIX
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
  1                 2                         3                               4                                       5
                                                                                                              Disqualification
                                      Type of security                                                        under State ULOE
              Intend to sell            and aggregate                                                          (if yes, attach
            to non-accredited           offering price                 Type of investor and                     explanation of
            investors in State        offered in state              amount purchased in State                  waiver granted)
             (Part B-Item 1)           (Part C-Item 1)                   (Part C-Item 2)                       (Part E-Item 1)
-------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF                NUMBER OF
                                                        ACCREDITED              NON-ACCREDITED
STATE         YES       NO                               INVESTORS    AMOUNT      INVESTORS       AMOUNT         YES      NO
-------------------------------------------------------------------------------------------------------------------------------
 AL
-------------------------------------------------------------------------------------------------------------------------------

 AK
-------------------------------------------------------------------------------------------------------------------------------

 AZ
-------------------------------------------------------------------------------------------------------------------------------

 AR
-------------------------------------------------------------------------------------------------------------------------------

 CA
-------------------------------------------------------------------------------------------------------------------------------

 CO
-------------------------------------------------------------------------------------------------------------------------------

 CT
-------------------------------------------------------------------------------------------------------------------------------

 DE
-------------------------------------------------------------------------------------------------------------------------------
                                      COMMON SHARE
 DC          XXX                        EXCHANGE                                   323          780,970                  XXX
-------------------------------------------------------------------------------------------------------------------------------

 FL
-------------------------------------------------------------------------------------------------------------------------------

 GA
-------------------------------------------------------------------------------------------------------------------------------

 HI
-------------------------------------------------------------------------------------------------------------------------------

 ID
-------------------------------------------------------------------------------------------------------------------------------

 IL
-------------------------------------------------------------------------------------------------------------------------------

 IN
-------------------------------------------------------------------------------------------------------------------------------

 IA
-------------------------------------------------------------------------------------------------------------------------------

 KS
-------------------------------------------------------------------------------------------------------------------------------

 KY
-------------------------------------------------------------------------------------------------------------------------------

 LA
-------------------------------------------------------------------------------------------------------------------------------

 ME
-------------------------------------------------------------------------------------------------------------------------------

 MD
-------------------------------------------------------------------------------------------------------------------------------

 MA
-------------------------------------------------------------------------------------------------------------------------------

 MI
-------------------------------------------------------------------------------------------------------------------------------

 MN
-------------------------------------------------------------------------------------------------------------------------------

 MS
-------------------------------------------------------------------------------------------------------------------------------

 MO
-------------------------------------------------------------------------------------------------------------------------------

                                    7 of 8

-------------------------------------------------------------------------------------------------------------------------------
                                                         APPENDIX
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
  1                 2                         3                               4                                       5
                                                                                                              Disqualification
                                      Type of security                                                        under State ULOE
              Intend to sell            and aggregate                                                          (if yes, attach
            to non-accredited           offering price                 Type of investor and                     explanation of
            investors in State        offered in state              amount purchased in State                  waiver granted)
             (Part B-Item 1)           (Part C-Item 1)                   (Part C-Item 2)                       (Part E-Item 1)
-------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF                NUMBER OF
                                                        ACCREDITED              NON-ACCREDITED
STATE         YES       NO                               INVESTORS    AMOUNT      INVESTORS       AMOUNT         YES      NO
-------------------------------------------------------------------------------------------------------------------------------
 MT
-------------------------------------------------------------------------------------------------------------------------------

 NE
-------------------------------------------------------------------------------------------------------------------------------

 NV
-------------------------------------------------------------------------------------------------------------------------------

 NH
-------------------------------------------------------------------------------------------------------------------------------

 NJ
-------------------------------------------------------------------------------------------------------------------------------

 NM
-------------------------------------------------------------------------------------------------------------------------------

 NY
-------------------------------------------------------------------------------------------------------------------------------

 NC
-------------------------------------------------------------------------------------------------------------------------------

 ND
-------------------------------------------------------------------------------------------------------------------------------

 OH
-------------------------------------------------------------------------------------------------------------------------------

 OK
-------------------------------------------------------------------------------------------------------------------------------

 OR
-------------------------------------------------------------------------------------------------------------------------------

 PA
-------------------------------------------------------------------------------------------------------------------------------

 RI
-------------------------------------------------------------------------------------------------------------------------------

 SC
-------------------------------------------------------------------------------------------------------------------------------

 SD
-------------------------------------------------------------------------------------------------------------------------------

 TN
-------------------------------------------------------------------------------------------------------------------------------

 TX
-------------------------------------------------------------------------------------------------------------------------------

 UT
-------------------------------------------------------------------------------------------------------------------------------

 VT
-------------------------------------------------------------------------------------------------------------------------------

 VA
-------------------------------------------------------------------------------------------------------------------------------

 WA
-------------------------------------------------------------------------------------------------------------------------------

 WV
-------------------------------------------------------------------------------------------------------------------------------

 WI
-------------------------------------------------------------------------------------------------------------------------------

 WY
-------------------------------------------------------------------------------------------------------------------------------

 PR
-------------------------------------------------------------------------------------------------------------------------------



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